UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation

As described in Item 5.07 of this Current Report on Form 8-K, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Apron Holdings, Inc. (the “Company”) on June 14, 2021, the Company’s stockholders voted on and approved an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Declassification Amendment”), to declassify the Company’s Board of Directors (the “Board”). The Declassification Amendment provides that directors will thereafter be elected to one-year terms of office beginning at the Company’s 2022 annual meeting of stockholders, such that at the Company’s 2024 annual meeting of stockholders there will be a single class of directors subject to annual election for one-year terms. The Declassification Amendment was previously approved and adopted by the Board, subject to stockholder approval. The Declassification Amendment was filed with the Secretary of State of the State of Delaware on June 14, 2021. The foregoing description of the Declassification Amendment is qualified in its entirety by reference to the Declassification Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Amendment to Amended and Restated By-laws

On June 14, 2021, the Board approved and adopted effective as of June 15, 2021 an amendment to the Amended and Restated By-Laws of the Company (the “Bylaw Amendment”) to provide for majority voting in uncontested elections of directors. The Bylaw Amendment will apply to the election of directors starting with the Company’s 2022 annual meeting of stockholders.

Under the Bylaw Amendment, in an uncontested election, a director nominee may be elected only upon the affirmative vote of a majority of the total votes cast, which means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election. Votes cast do not include abstentions or shares as to which a stockholder gives no authority or discretion, including “broker non-votes.” Prior to the adoption of the Bylaw Amendment, members of the Board were elected by a plurality of votes cast, whether or not the election was contested. The Company’s Amended and Restated By-Laws, as amended by the Bylaw Amendment, will retain plurality voting for contested director elections.

Under the Bylaw Amendment, the Board shall nominate for election or reelection as director only those candidates who tender an irrevocable resignation that will be effective upon (i) in an uncontested election, the failure to receive the required vote at a meeting of the stockholders at which such director faces election or reelection, and (ii) Board acceptance of such resignation. If the director nominee fails to receive a sufficient number of votes for reelection at the meeting, the Nominating and Corporate Governance Committee will recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days from the date of the certification of the election results.

The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the Bylaw Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 14, 2021, where the proposals listed below were submitted to a vote of the Company’s stockholders. The proposals are described further in the Company’s definitive proxy statement for the Annual Meeting. At the Annual Meeting:

1. The stockholders voted to elect each of the two Class I director nominees, Linda F. Kozlowski and Barry Salzberg, to hold office until the Company’s 2024 annual meeting of stockholders.

2. The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021

3. The stockholders voted to approve an amendment to the Company’s restated certificate of incorporation, as amended, to declassify its board of directors.

Holders of the Company’s Class A common stock are entitled to one vote per share and holders of the Company’s Class B common stock are entitled to ten votes per share. Holders of Class A common stock and Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting.

The Company’s inspector of elections certified the following vote tabulations:

Proposal One: Election of Class I Directors.

Nominee	For	Withheld	Broker Non-Votes
Linda F. Kozlowski	35,364,440.545020	1,711,321.945373	4,911,825
Barry Salzberg	36,969,626.545020	106,135.945373	4,911,825

Proposal Two: Ratification of the Appointment of Our Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
41,907,331.883946	58,953	21,302.606447	–

Proposal Three: Approval of an Amendment to our Restated Certificate of Incorporation, as Amended, to Declassify our Board of Directors.

For	Against	Abstain	Broker Non-Votes
36,927,106.714520	60,848	87,807.775873	4,911,825

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to Restated Certificate, as amended

3.2	Amendment to Amended and Restated By-Laws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: June 14, 2021	By:	/s/ Meredith L. Deutsch
Meredith L. Deutsch
General Counsel and Corporate Secretary